Exhibit 10.7

AMENDMENT TO PRODUCT PURCHASE AGREEMENT

This AMENDMENT TO PRODUCT PURCHASE AGREEMENT (the “Amendment”) supplements that certain Product Purchase Agreement No. 1585-042103 which has an effective date of July 31, 2003 and which is by and between Hewlett-Packard Company (herein “HP”) and Overland Storage, Inc. (herein “Supplier”).

RECITALS

WHEREAS, HP and Supplier have previously entered into the Product Purchase Agreement (the “Agreement”) stated above;

WHEREAS, the purpose of this Amendment is to set forth commercial and other terms and conditions for Product sold by Supplier and purchased by HP pursuant to the Agreement; and

WHEREAS, HP and Supplier desire to supplement the Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

1.	The effective date (“Effective Date”) of this Amendment is October 29, 2008, however, the effective date of the change detailed at paragraph 4 below is effective retroactively to the Effective Date of the Agreement.

2.	Capitalized terms used herein, unless otherwise defined, will have the meanings given in the Agreement.

3.	This Amendment may be signed in original or emailed counterparts, and each counterpart will be considered an original, but all of which together will constitute one and the same instrument.

4.	Section 1.1 of the Agreement is modified to include the following sentence:

Notwithstanding anything in this Agreement to the contrary, Supplier acknowledges and agrees that all purchases by HP and its Eligible Purchasers from Supplier, except those previous purchases made under the Purchase Orders listed on Exhibit A hereto, shall be governed by the terms of this Agreement whether or not set forth in an Exhibit to this Agreement.

5.	The Agreement continues in full force and effect, and except as may be expressly set forth in this Amendment, the Agreement is unchanged.

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Agreement as of the Effective Date.

SUPPLIER	HEWLETT-PACKARD COMPANY

/s/ Kurt L. Kalbfleisch	/s/ Richard Gentilini
Authorized Representative	Authorized Representative

October 29, 2008	11-17-08
Date	Date

Kurt L. Kalbfleisch	Richard Gentilini
Printed Name	Printed Name

Vice President, Finance and CFO	Director, SWD Global Procurement
Title	Title

Exhibit A.

1.	HP Purchase Order Number 6597020236 dated 4-28-2008.

2.	HP Purchase Order Number 4400074495 dated 4-09-2008; and,

3.	HP Purchase Order Number 6697004366 dated 4-28-2008.